RESTRICTED STOCK AGREEMENT
                      UNDER THE 1996 COGNIZANT CORPORATION
                  NON-EMPLOYEE DIRECTORS' STOCK INCENTIVE PLAN

This restricted stock agreement (the "Award Agreement") confirms the restricted stock award (the "Award") made on November 15, 1996 by The Compensation and Benefits Committee (the "Committee") of the Board of Directors of COGNIZANT CORPORATION (the "Company") to:

                          Director (the "Participant")

of 898 shares of the Company's common stock, par value $0.01 per share (the "Restricted Stock"). The Restricted Stock is awarded in accordance with and are subject to all the terms and conditions of the 1996 Cognizant Corporation Non-Employee Directors' Stock Incentive Plan (the "Plan"), which Plan is incorporated herein by reference.

Certificates issued in respect of the Restricted Stock shall be registered in the name of the Participant and shall bear the following legend, or any other similar legend as may be required by the Company:

       "The transferability of this certificate and the shares of stock represented hereby is subject to the terms and conditions (including forfeiture) of the 1996 Cognizant Corporation Non-Employee Directors' Stock Incentive Plan and an agreement entered into between the registered owner and Cognizant Corporation. Copies of such Plan and the agreement are on file in the office of the Secretary of Cognizant Corporation."

Except as otherwise provided in this Award Agreement and the Plan, the Participant shall have all the rights of a shareholder of the Company with respect to the Restricted Stock, including the right to vote the shares and receive dividends and distributions. However, until the Restricted Stock is released to the Director as set forth below, the Director may not sell, transfer, pledge, assign or otherwise dispose of the Restricted Stock.

The stock certificates evidencing the Restricted Stock shall be held in custody by a bank or other institution, or by the Company itself, until such shares are forfeited in accordance with the Plan, or until the restrictions thereon shall have lapsed as set forth below. The Participant hereby agrees as a condition to the award of the Restricted Stock to deliver to the Company, together with this Award Agreement, a stock power endorsed in blank relating to the Restricted Stock covered by this Award, so that, in the event of a forfeiture of the Award, the Restricted Stock will be transferred to the Company.

Subject to earlier forfeiture (or release) of the Restricted Stock as provided in the Plan, all such shares will be released to the Participant free of all restrictions and delivered to the Participant on November 15, 2001.

IN WITNESS WHEREOF, Cognizant Corporation has caused this Award Agreement to be executed in duplicate by its officer thereunto duly authorized.


                                    COGNIZANT CORPORATION


                                    By _________________________________
                                            SVP & Corporate Secretary


The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Award Agreement and acknowledges receipt of a copy of the Prospectus related to the Plan.



--------------------                -----------------------------------
        Date                        Director

                        STOCK POWER FOR RESTRICTED STOCK

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK


FOR VALUE RECEIVED, I, Director hereby sell, assign and transfer unto

                  Cognizant Corporation
                  200 Nyala Farms
                  Westport, CT 06880
                  (898) Shares of the Common Stock of
                  Cognizant Corporation


registered __________________________ on the face of the certificate represented by Certificate No. _______________________ herewith and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said stock on the books of the said Corporation with full power of substitution in the premises.


     Dated __________________       _________________________________
                                    Director




                                    Signature Guaranteed:
                                    Cognizant Corporation



                                By: _________________________________
                                          SVP & Corporate Secretary